                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


I. RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                                 510,590.91
       Available Funds:
         Contract Payments due and received in this period                                                              4,698,658.47
         Contract Payments due in prior period(s) and received in this period                                             290,169.81
         Contract Payments received in this period for next period                                                        433,313.00
         Sales, Use and Property Tax payments received                                                                     68,815.87
         Prepayment Amounts related to early termination in this period                                                   708,824.90
         Servicer Advance                                                                                                 490,149.73
         Proceeds received from recoveries on previously Defaulted Contracts                                                    0.00
         Transfer from Reserve Account                                                                                     13,032.68
         Interest earned on Collection Account                                                                             28,458.75
         Interest earned on Affiliated Account                                                                              1,262.01
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                            0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01
             (Substituted contract < Predecessor contract)                                                                      0.00
         Amounts paid under insurance policies                                                                                  0.00
         Maintenance, Late Charges and any other amounts                                                                   40,376.36

                                                                                                                       -------------
       Total Available Funds                                                                                            7,283,652.49
       Less: Amounts to be Retained in Collection Account                                                                 758,005.68
                                                                                                                       -------------
       AMOUNT TO BE DISTRIBUTED                                                                                         6,525,646.81
                                                                                                                       =============


       DISTRIBUTION OF FUNDS:
         1.  To Trustee -  Fees                                                                                                 0.00
         2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                   290,169.81
         3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                a) Class A1 Principal and Interest                                                                              0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  4,443,823.51
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                                    325,520.00
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                                    219,862.50
                a) Class A5 Principal (distributed after A4 Note matures) and Interest                                    234,054.83
                b) Class B Principal and Interest                                                                          89,558.14
                c) Class C Principal and Interest                                                                         180,658.24
                d) Class D Principal and Interest                                                                         122,379.29
                e) Class E Principal and Interest                                                                         163,427.63

         4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                            0.00
         5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             80,334.96
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           145,802.14
                c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                  13,032.68
         6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   138,912.99
         7.  To Servicer, Servicing Fee and other Servicing Compensations                                                  78,110.09
                                                                                                                       -------------
       TOTAL FUNDS DISTRIBUTED                                                                                          6,525,646.81
                                                                                                                       =============

                                                                                                                       -------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}         758,005.68
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,511,821.93
    - Add Investment Earnings                                                                                              13,032.68
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                            0.00
    - Less Distribution to Certificate Account                                                                             13,032.68
                                                                                                                       -------------
End of period balance                                                                                                  $2,511,821.93
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                              $2,511,821.93
                                                                                                                       =============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
           Pool A                                                                149,850,918.44
           Pool B                                                                 33,431,392.64
                                                                                 --------------
                                                                                                             183,282,311.08
Class A Overdue Interest, if any                                                           0.00
Class A Monthly Interest - Pool A                                                    785,784.40
Class A Monthly Interest - Pool B                                                    175,306.70

Class A Overdue Principal, if any                                                          0.00
Class A Monthly Principal - Pool A                                                 3,389,877.42
Class A Monthly Principal - Pool B                                                   872,292.32
                                                                                 --------------
                                                                                                               4,262,169.74
Ending Principal Balance of the Class A Notes
           Pool A                                                                146,461,041.02
           Pool B                                                                 32,559,100.32
                                                                                 --------------              --------------
                                                                                                             179,020,141.34
                                                                                                             ==============


-----------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000         Ending Principal
Original Face $221,020,000     Original Face $221,020,000        Balance Factor
      $ 4.348435                       $ 19.284091                 80.997259%
-----------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
           Class A1                                                                        0.00
           Class A2                                                               37,262,311.08
           Class A3                                                               62,400,000.00
           Class A4                                                               41,000,000.00
           Class A5                                                               42,620,000.00
                                                                                 --------------

Class A Monthly Interest                                                                                     183,282,311.08
           Class A1 (Actual Number Days/360)                                               0.00
           Class A2                                                                  181,653.77
           Class A3                                                                  325,520.00
           Class A4                                                                  219,862.50
           Class A5                                                                  234,054.83
                                                                                 --------------

Class A Monthly Principal
           Class A1                                                                        0.00
           Class A2                                                                4,262,169.74
           Class A3                                                                        0.00
           Class A4                                                                        0.00
           Class A5                                                                        0.00
                                                                                 --------------
                                                                                                               4,262,169.74
Ending Principal Balance of the Class A2 Notes
           Class A1                                                                        0.00
           Class A2                                                               33,000,141.34
           Class A3                                                               62,400,000.00
           Class A4                                                               41,000,000.00
           Class A5                                                               42,620,000.00
                                                                                 --------------              --------------
                                                                                                             179,020,141.34
                                                                                                             ==============

Class A2
-----------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000          Ending Principal
Original Face $40,000,000      Original Face $40,000,000          Balance Factor
       $ 4.54134                      $ 106.55424                   82.500353%
-----------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


V. CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
           Pool A                                              2,554,715.83
           Pool B                                                569,955.00
                                                               ------------
                                                                                     3,124,670.83

     Class B Overdue Interest, if any                                  0.00
     Class B Monthly Interest - Pool A                            13,816.75
     Class B Monthly Interest - Pool B                             3,082.51
     Class B Overdue Principal, if any                                 0.00
     Class B Monthly Principal - Pool A                           57,788.57
     Class B Monthly Principal - Pool B                           14,870.31
                                                               ------------
                                                                                        72,658.88
     Ending Principal Balance of the Class B Notes
           Pool A                                              2,496,927.26
           Pool B                                                555,084.69
                                                               ------------          ------------
                                                                                     3,052,011.95
                                                                                     ============

     ------------------------------------------------------------------------------
     Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
     Original Face $3,768,000    Original Face $3,768,000        Balance Factor
             $ 4.484942                  $ 19.283142                80.998194%
     ------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class C Notes
           Pool A                                              5,110,232.42
           Pool B                                              1,140,109.26
                                                               ------------
                                                                                     6,250,341.68

     Class C Overdue Interest, if any                                  0.00
     Class C Monthly Interest - Pool A                            28,894.11
     Class C Monthly Interest - Pool B                             6,446.37
     Class C Overdue Principal, if any                                 0.00
     Class C Monthly Principal - Pool A                          115,577.14
     Class C Monthly Principal - Pool B                           29,740.62
                                                               ------------
                                                                                       145,317.76
     Ending Principal Balance of the Class C Notes
           Pool A                                              4,994,655.28
           Pool B                                              1,110,368.64
                                                               ------------          ------------
                                                                                     6,105,023.92
                                                                                     ============

     ------------------------------------------------------------------------------
     Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
     Original Face $7,537,000     Original Face $7,537,000       Balance Factor
             $ 4.688932                  $ 19.280584                 81.000715%
     ------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
      Pool A                                                   3,406,287.79
      Pool B                                                     759,939.98
                                                               ------------
                                                                                     4,166,227.77

Class D Overdue Interest, if any                                       0.00
Class D Monthly Interest - Pool A                                 20,849.32
Class D Monthly Interest - Pool B                                  4,651.47
Class D Overdue Principal, if any                                      0.00
Class D Monthly Principal - Pool A                                77,051.42
Class D Monthly Principal - Pool B                                19,827.08
                                                               ------------
                                                                                        96,878.50
Ending Principal Balance of the Class D Notes
      Pool A                                                   3,329,236.37
      Pool B                                                     740,112.90
                                                               ------------          ------------
                                                                                     4,069,349.27
                                                                                     ============

     ------------------------------------------------------------------------------
     Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
     Original Face $5,024,000     Original Face $5,024,000       Balance Factor
            $ 5.075794                 $ 19.283141               80.998194%
     ------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E Notes
           Pool A                                              4,259,461.23
           Pool B                                                950,323.51
                                                               ------------
                                                                                     5,209,784.74

       Class E Overdue Interest, if any                                0.00
       Class E Monthly Interest - Pool A                          34,608.12
       Class E Monthly Interest - Pool B                           7,721.38
       Class E Overdue Principal, if any                               0.00
       Class E Monthly Principal - Pool A                         96,314.28
       Class E Monthly Principal - Pool B                         24,783.85
                                                               ------------
                                                                                       121,098.13
       Ending Principal Balance of the Class E Notes
           Pool A                                              4,163,146.95
           Pool B                                                925,539.66
                                                               ------------          ------------
                                                                                     5,088,686.61
                                                                                     ============

       ----------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
       Original Face $6,282,000   Original Face $6,282,000       Balance Factor
              $ 6.738220                 $ 19.277003               81.004244%
       ----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

     Beginning Residual Principal Balance
           Pool A                                              5,118,514.22
           Pool B                                              1,141,731.83
                                                               ------------
                                                                                     6,260,246.05

     Residual Interest - Pool A                                   65,682.48
     Residual Interest - Pool B                                   14,652.48
     Residual Principal - Pool A                                 115,962.39
     Residual Principal - Pool B                                  29,839.75
                                                               ------------
                                                                                       145,802.14
     Ending Residual Principal Balance
          Pool A                                               5,002,551.83
          Pool B                                               1,111,892.08
                                                               ------------          ------------
                                                                                     6,114,443.91
                                                                                     ============


X. PAYMENT TO SERVICER

    - Collection period Servicer Fee                                                    78,110.09
    - Servicer Advances reimbursement                                                  290,169.81
    - Tax, Maintenance, Late Charges, Bank
         Interest and other amounts                                                    138,912.99
                                                                                     ------------
    Total amounts due to Servicer                                                      507,192.89
                                                                                     ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               170,300,129.95

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              3,852,571.22

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     ==============
            ending of the related Collection Period                                                                  166,447,558.73
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                        3,147,909.48

             - Principal portion of Prepayment Amounts                                                704,661.74

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                0.00

                                                                                                    ------------
                                    Total Decline in Aggregate Discounted Contract Balance          3,852,571.22
                                                                                                    ============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                37,993,452.25

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                                991,353.93

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     ==============
            ending of the related Collection Period                                                                   37,002,098.32
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          991,353.93

             - Principal portion of Prepayment Amounts                                                      0.00

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                0.00

                                                                                                    ------------
                                    Total Decline in Aggregate Discounted Contract Balance            991,353.93
                                                                                                    ============
                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    203,449,657.05
                                                                                                                     ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

           POOL A                                                                                            Predecessor
                                                                   Discounted                 Predecessor    Discounted
       Lease #       Lessee Name                                   Present Value              Lease #        Present Value
       -------------------------------------------------------     ----------------------     ------------   ----------------------
       2199-001      Regional Radiology, LLC                               $1,112,975.58      1881-001              $ 2,435,321.88
       1231-041      Radnet Management, Inc.                               $  953,502.31
       1560-013      Drew Medical inc                                      $  342,866.78
                            Cash                                           $   25,977.21








                                                                   ---------------------                     ----------------------
                                                       Totals:             $2,435,321.88                            $ 2,435,321.88

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $ 2,435,321.88
       b) ADCB OF POOL A AT CLOSING DATE                                                                            $201,135,070.09
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                                                          YES            NO   X


           POOL B                                                                                            Predecessor
                                                                   Discounted                 Predecessor    Discounted
           Lease #   Lessee Name                                   Present Value              Lease #        Present Value
           ---------------------------------------------------     ----------------------     ------------   ----------------------
                     NONE









                                                                   ---------------------                     ----------------------
                                                       Totals:                     $0.00                            $         0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $         0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                            $50,047,123.17
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
            RATING AGENCY APPROVES)                                                                                           0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
       (>180 DAYS), THE SERVICER HAS FAILED
       TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                                   $0.00
c) If (a) > (b), amount to be deposited in Collection Account
       per Contribution &  Servicing Agreement Section 7.02                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES            NO     X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                              Predecessor
                                                                  Discounted                  Predecessor    Discounted
        Lease #     Lessee Name                                   Present Value               Lease #        Present Value
        ------------------------------------------------------    -----------------------     ------------   ----------------------
        408-502     Western Kentucky Diagnostic                           $  495,646.95       277-103              $  2,561,363.27
        1042-501    Pinnacle Imaging, Inc.                                $1,631,421.93       1513-002             $    953,250.10
        2375-001    Tuscarawas Ambulatory                                 $1,286,730.05       1725-002             $    588,254.35
        1097-506    Advanced Healthcare Resources                         $ 675,567.93
                    Cash                                                  $  13,500.87






                                                                  -----------------------                    ----------------------
                                                       Totals:            $4,102,867.73                            $  4,102,867.72

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               4,102,867.72
        b) ADCB OF POOL A AT CLOSING DATE                                                                          $251,182,193.26
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                                   $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES            NO     X



        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                        Predecessor
                                                                  Discounted                  Predecessor    Discounted
        Lease #     Lessee Name                                   Present Value               Lease #        Present Value
        ------------------------------------------------------    -----------------------     ------------   ----------------------
                    None









                                                                  -----------------------                    ----------------------
                                                       Totals:                    $0.00                             $         0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $         0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                           $50,047,123.17
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
         THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
         BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                                   $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES            NO     X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2000






XV.    POOL PERFORMANCE MEASUREMENTS


1.                                AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                            TOTAL OUTSTANDING CONTRACTS
        This Month                                       5,384,210.88             This Month                        203,449,657.05
        1 Month Prior                                    3,925,585.25             1 Month Prior                     208,293,582.20
        2 Months Prior                                   4,954,632.17             2 Months Prior                    213,028,709.58

        Total                                           14,264,428.30             Total                             624,771,948.83

        a) 3 MONTH AVERAGE                               4,754,809.43             b) 3 MONTH AVERAGE                208,257,316.28

        c) a/b                                                  2.28%


2.      Does a Delinquency Condition Exist (1c > 6%)?
                                                                                   Yes                       No          X
                                                                                       ----------------------        -----------

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                      Yes                       No          X
                                                                                       ----------------------        -----------
        B. An Indenture Event of Default has occurred and is then continuing?      Yes                       No          X
                                                                                       ----------------------        -----------

4.      Has a Servicer Event of Default occurred?                                  Yes                       No          X
                                                                                       ----------------------        -----------


5.      Amortization Event Check

        A. Is 1c > 8% ?                                                            Yes                       No          X
                                                                                       ----------------------        -----------
        B. Bankruptcy, insolvency, reorganization; default/violation of any
             covenant or obligation not remedied within 90 days?                   Yes                       No          X
                                                                                       ----------------------        -----------
        C. As of any Determination date, the sum of all defaulted contracts
             since the Closing date exceeds 6% of the ADCB on the Closing Date?    Yes                       No          X
                                                                                       ----------------------        -----------




6.      Aggregate Discounted Contract Balance at Closing Date                      Balance  $251,182,193.26
                                                                                   ------------------------


        DELINQUENT LEASE SUMMARY

               Days Past Due                 Current Pool Balance                  # Leases
               -------------                 --------------------                  --------

                     31 - 60                         9,860,098.20                        26
                     61 - 90                            30,374.76                         4
                    91 - 180                         5,384,210.88                        19



        Approved By:
        Lisa J. Cruikshank
        Vice President